WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated November 1, 2017, as revised February 16, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following separate investment portfolios (each, a “Fund”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE INTERNATIONAL EQUITY ETFs*

Dynamic Currency Hedged Europe Equity Fund (DDEZ)

Dynamic Currency Hedged International Equity Fund (DDWM)

Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

Dynamic Currency Hedged Japan Equity Fund (DDJP)

Emerging Markets Dividend Fund (DVEM)

Europe Domestic Economy Fund (formerly known as “Europe Local Recovery Fund”) (EDOM)

Global ex-Mexico Equity Fund (XMX)

Global Hedged SmallCap Dividend Fund (HGSD)

Global SmallCap Dividend Fund (GSD)

Strong Dollar Emerging Markets Equity Fund (EMSD)

WISDOMTREE U.S. EQUITY ETFs*

U.S. Domestic Economy Fund (formerly known as “Strong Dollar U.S. Equity Fund”) (WUSA)

U.S. Export and Multinational Fund (formerly known as “Weak Dollar U.S. Equity Fund”) (WEXP)

WISDOMTREE FIXED INCOME ETFs*

Fundamental U.S. Corporate Bond Fund (WFIG)

Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

WISDOMTREE ALTERNATIVE ETFs*

Dynamic Bearish U.S. Equity Fund (DYB)

Dynamic Long/Short U.S. Equity Fund (DYLS)

The current Prospectus for each Fund is dated November 1, 2017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Reports to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Reports at no charge by request to the Fund at the address or phone number noted below. Funds not included in the Annual Report to Shareholders for the fiscal year ending June 30, 2017 had not commenced operations as of June 30, 2017, and therefore did not have any financial information to report for the Funds’ June 30, 2017 fiscal year end.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

*	Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc. (except XMX, WUSA and WEXP are listed on NYSE Arca, Inc.)

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Each Fund described in this SAI seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”). The Indexes are created using proprietary methodology developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), the investment adviser to each Fund. BNY Mellon Asset Management North America Corporation (“Mellon Capital”) is the investment sub-adviser to Dynamic Currency Hedged Europe Equity Fund, Dynamic Currency Hedged International Equity Fund, Dynamic Currency Hedged International Small Cap Equity Fund, Dynamic Currency Hedged International Quality Dividend Growth Fund, Dynamic Currency Hedged Japan Equity Fund, Emerging Markets Dividend Fund, Europe Domestic Economy Fund, Global ex-Mexico Equity Fund, Global Hedged SmallCap Dividend Fund, Global SmallCap Dividend Fund, Strong Dollar Emerging Markets Equity Fund, U.S. Domestic Economy Fund, U.S. Export and Multinational Fund, Dynamic Bearish U.S. Equity Fund and Dynamic Long/Short U.S. Equity Fund (collectively, the “Equity Funds”), and Voya Investment Management Co., LLC (“Voya IM”) is the investment sub-adviser to the Fundamental U.S. Corporate Bond Fund, Fundamental U.S. High Yield Corporate Bond Fund, Fundamental U.S. Short-Term Corporate Bond Fund, and Fundamental U.S. Short-Term High Yield Corporate Bond Fund (collectively, the “Fixed Income Funds”). Mellon Capital and Voya IM (each a “Sub-Adviser”, and together, the “Sub-Advisers”) and the Adviser may be referred to collectively as the “Advisers”. Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of each Fund.

Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares, typically 25,000 shares or more (“Creation Units” or “Creation Unit Aggregations”). Currently, Creation Units generally consist of 50,000 shares (except Creation Units consist of (1) 100,000 shares with respect to the Dynamic Currency Hedged Japan Equity Fund, Emerging Markets Dividend Fund, Global ex-Mexico Equity Fund, Global SmallCap Dividend Fund, Strong Dollar Emerging Markets Equity Fund, and the Fixed Income Funds, and (ii) 25,000 shares with respect to U.S. Domestic Economy Fund and U.S. Export and Multinational Fund), though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. or NYSE Arca, Inc. (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has patent applications pending on the methodology and operation of its Indexes and the Funds.

INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act.

GENERAL RISKS

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their net asset value. An investor in a Fund could lose money over short or long periods of time. The price of the securities and other investments held by a Fund and thus the value of the Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Equity Funds. An investment in an Equity Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

An investment in the Global Hedged SmallCap Dividend Fund should be made with the understanding that the Fund attempts to minimize or “hedge” against changes in the value of the U.S. dollar against foreign currencies. An investment in the Dynamic Currency Hedged Europe Equity Fund, Dynamic Currency Hedged International Equity Fund, Dynamic Currency Hedged International Small Cap Equity Fund, Dynamic Currency Hedged International Quality Dividend Growth Fund or Dynamic Currency Hedged Japan Equity Fund (collectively, the “Dynamic Hedged Equity Funds”) should be made with the understanding that these Funds attempt to minimize or “hedge” against changes in the value of the U.S. dollar against the euro, Japanese yen, or other foreign currencies, as applicable, in accordance with the currency hedge ratios determined by quantitative signals based on interest rate differentials, valuations and relative price momentum of the foreign currencies compared to the U.S. dollar. Dynamic Hedged Equity Funds and the Global Hedged SmallCap Dividend Fund are collectively referred to as the “Hedged Equity Funds.” The other International Equity ETFs do not seek to hedge against such fluctuations.

Fixed Income Funds. An investment in the Fixed Income Funds should be made with the understanding that although these Funds attempt to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Issuer-specific conditions may also affect the value of a Fixed Income Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fixed Income Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

All Funds. Although all of the securities in the Indexes are generally listed on one or more major U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil starting in late 2008 and volatility has continued to be experienced in the markets. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected, and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

A Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of a Fund, costs of purchasing or selling shares of a Fund, including the bid/ask spread, and liquidity of a Fund may be impacted by purchases and sales of such Fund by one or more model-driven investment portfolios.

Authorized Participants should refer to the section herein entitled “Creation and Redemption of Creation Unit Aggregations” for additional information that may impact them.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons, restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Units) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may change its creation and or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests or the U.S. will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

The Hedged Equity Funds use various strategies in an attempt to minimize changes in the value of the applicable currency or currencies, which may not be successful. In addition, a Hedged Equity Fund may not be fully hedged at all times in order to minimize transaction costs or for other reasons.

CYBER SECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Advisers, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund could incur extraordinary expenses for cyber security risk management purposes, prevention and/or resolution. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. The International Equity ETFs invest a portion of their assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. Foreign securities also include American Depositary Receipts (“ADRs”) which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets. In addition, the Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

HIGH YIELD RISK. The Fundamental U.S. High Yield Corporate Bond Fund and Fundamental U.S. Short-Term High Yield Corporate Bond Fund invest in non-investment grade securities rated lower than Baa by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s foreign currency gains as nonqualifying income, which might jeopardize such Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

BANK DEPOSITS AND OBLIGATIONS. The Fixed Income Funds may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in a Fund.

COMMERCIAL PAPER. The Fixed Income Funds may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by the Fund generally will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, the Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser or the Sub-Adviser. Commercial paper issuers in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

CORPORATE DEBT OBLIGATIONS. The Fixed Income Funds may invest in corporate debt obligations. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

Corporate debt may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt obligations, as well as the range of creditworthiness of its issuers, corporate debt obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Like most fixed income securities, corporate debt obligations carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

CURRENCY TRANSACTIONS. The International Equity ETFs may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders. The Funds, other than the Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of a Fund’s total assets that are denominated in one or more foreign currencies. Each Hedged Equity Fund invests in various types of currency contracts to hedge against changes in the value of the U.S. dollar against foreign currencies.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not generally invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the relevant Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. No Fund will use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions in a manner consistent with the 1940 Act, specifically sections 8 and 18 thereunder. In complying with such requirements, the Fund will include assets of any wholly-owned subsidiary in which that Fund invests on an aggregate basis.

For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by having available liquid assets equal to the contracts’ full notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.

Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the OTC market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, a Fund using currency forwards, and particularly a currency hedged Fund that uses currency forwards, may need to hold more cash than it has historically, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error, cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund.

Effective April 24, 2012, the CFTC revised, among other things, CFTC Rule 4.5 and rescinded CFTC Rule 4.13(a)(4). The CFTC has adopted amendments to its regulations of commodity pool operators (“CPOs”) managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Funds to continue to operate and achieve their investment objectives. If, however, these requirements or future regulatory changes result in a Fund having difficulty in achieving its investment objectives, the Trust may determine to reorganize or close the Fund, materially change the Fund’s investment objectives and strategies, or operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

With regard to each Fund, WisdomTree Asset Management will continue to claim relief from the definition of CPO under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Asset Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps.

Credit-Linked Notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by a Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than a Fund’s initial investment and the Fund may lose money.

Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swaps agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Futures, Options and Options on Futures Contracts. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Each Fund may purchase and write call or put options on an exchange or over the counter (“OTC”). A put option on a security gives the purchaser of the option, in exchange for payment of a premium, the right, but not the obligation, to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser of the option, in exchange for payment of a premium, the right, but not the obligation, to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the underlying Index if the index underlying the futures contract differs from a Fund’s underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Fund as to anticipated trends, which predictions could prove to be incorrect.

The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

EQUITY SECURITIES. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE TRADED PRODUCTS. Each Fund may invest in exchange traded products (“ETPs”), which include exchange traded funds registered under the 1940 Act, exchange traded commodity trusts and exchange traded notes. The Adviser may receive management or other fees from the ETPs in which the Fund may invest (“Affiliated ETPs”), as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. A Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the spread (the difference between bid price and ask price) may be higher.

Exchange Traded Funds. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund that invests in an ETF indirectly bears fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange Traded Commodity Trusts. An exchange traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange traded commodity trusts are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Exchange traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, a Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Investments in exchange traded commodity trusts, like investments in other commodities, may increase the risk that a Fund may not qualify as RIC under the Code. If the Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

Exchange-Traded Notes. Each Fund may invest in exchange traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s’ total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. A Fund, in seeking to comply with this rule, may experience greater index tracking error because an Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. A Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. Fixed income securities, such as corporate debt, bonds and notes, change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

FLOATING AND ADJUSTABLE RATE NOTES. The Fixed Income Funds may purchase floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by the Fund may not be longer than 397 days (and therefore would be considered to be within the Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of the Fund.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or relevant Sub-Adviser has not deemed such securities to be liquid. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by each Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid securities.

INFLATION-LINKED BONDS. The Fixed Income Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked bonds may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

The periodic adjustment of U.S. inflation-indexed bonds generally is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked bonds held by a Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in the Fund’s gross income. While inflation-adjusted growth does not result in cash payments to the Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. The Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked bonds held by the Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies (including money market funds and certain ETPs). The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s’ total assets in any single investment company and no more than 10% in any combination of two or more investment companies although a Fund may invest in excess of these limits in affiliated ETPs and to the extent it enters into agreements and abides by certain conditions of the exemptive relief issued to non-affiliated ETPs. Each Fund may purchase or otherwise invest in shares of affiliated ETFs and affiliated money market funds.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fixed Income Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are secured (or backed) by pools of commercial or residential mortgages. Asset-backed securities are secured (or backed) by other types of assets, such as automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Investing in mortgage-backed and asset-backed securities is subject to credit risk and interest rate risk. They are also subject to the risk of prepayment, which can change the nature and extent of the Fund’s interest rate risk. The market for mortgage-backed securities may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

MUNICIPAL SECURITIES. The Fixed Income Funds may invest in municipal securities (including taxable municipal securities), the interest payments of which are subject to U.S. federal income tax. Such investments may include securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase also include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Fund may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

NON-U.S. SECURITIES. The International Equity ETFs invest in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the International Equity ETFs to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the International Equity ETFs may invest, consistent with their principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Emerging Markets Securities. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.

Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In particular, due to recent political and economic events in Greece, a member of the EMU, it is possible that Greece may be unable to repay its sovereign debt, forcing Greece into default. Greece may also exit the EMU as a result of these events. A default or exit from the EMU by Greece, or any other EMU member, may adversely affect the value of the euro as well as the performance of other European economies and issuers.

In June 2016, the United Kingdom voted in a referendum to leave the EU. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the United Kingdom will invoke article 50 of the Lisbon Treaty to withdraw from the EU by the end of March 2019, two years after the United Kingdom notified the European Council of the United Kingdom’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the political divisions within the United Kingdom and between the United Kingdom and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Investments in France. France is a member of the EMU. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the French economy as well as the economies of some or all European countries. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Germany. Germany is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the German economy as well as the economies of some or all European countries. In addition, challenges related to the rebuilding of infrastructure and unemployment in the former area of East Germany may also impact the economy of Germany. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Italy. Italy is a member of the EMU. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Italian economy as well as the economies of some or all European countries. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Japan. Although Japan continues to recover from a prolonged economic downturn dating back to 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. Economic growth in Japan is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy supporting its export market. In the past, Japanese exports have been adversely affected by trade tariffs and other protectionist measures as well as increased competition from developing nations. Japan has few natural resources and is heavily dependent on oil imports. Higher commodity prices could therefore have a negative impact on the Japanese economy. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Despite the emergence of China as an important trading partner of Japan, strained relationships between Japan and its neighboring countries, including China, Russia, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. Increased political tension between countries in the region could adversely affect the Japanese economy and, in the event of a crisis, destabilize the region. The Japanese economy is also vulnerable to concerns of economic slowdown from within the Japanese financial system, including high levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japanese currency fluctuations may also adversely impact the Japanese economy and its export market. In the past, the Japanese government has intervened in its currency market to maintain or reduce the value of the yen. Any such intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.

In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on a Fund’s performance.

Investments in Korea. The economy of Korea is heavily dependent on exports and the demand for certain finished goods. Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the Korean economy as a whole. The Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. Relations with North Korea could also have a significant impact on the economy of Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan. These and other factors could have a negative impact on a Fund’s performance.

Investments in the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries and the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financial services sector may have an adverse impact on the United Kingdom’s economy. In June 2016, the United Kingdom voted in a referendum to leave the EU. For more information about “Brexit” and the associated risks, see the above description of “Investments in Europe.” These and other factors could have a negative impact on a Fund’s performance.

REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in the securities of real estate investment trusts (“REITs”) to the extent allowed by law. Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain exemption from the

1940 Act, and, for U.S. REITs, the possibility of failing to qualify for the favorable U.S. federal income tax treatment available to U.S. REITs under the Code. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

SHORT SALE TRANSACTIONS. The Alternative ETFs will engage in “short sale” transactions. A short sale involves the sale by a Fund of a listed futures contract, security or commodity that it does not own at a specified price on a future date. Entering into a short sale transaction, the Fund would generally expect the trading price of the subject listed futures contract, security or commodity to be lower on the specified future date than the price at which it agreed to sell the security or commodity. The Fund would hope to acquire the listed futures contract, security or commodity at a lower price on such date, thereby realizing a gain equal to the difference in the acquisition price and the sale price (less any costs). The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the listed futures contract, security, commodity or derivative subject to a short sale transaction increases during the period covered by the contract, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered (plus any costs). Because it requires little or no money to enter into a short sale transaction, a Fund could potentially lose more money than the actual cost of entering into the transaction.

Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. A Fund engaging in short sale transactions may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund is required to segregate cash and other assets on its books to cover its short sale obligations. This means that such cash and other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

TRACKING STOCKS. Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Such obligations may be short-, intermediate- or long-term. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s applicable Sub-Adviser. The Trust has delegated to the Sub-Advisers the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

All Mellon Capital Managed Funds. The Trust has adopted as its proxy voting policies for each Mellon Capital Managed Fund the proxy voting guidelines of Mellon Capital. Mellon Capital has adopted the proxy voting policy and voting guidelines of The Bank of New York Mellon Corporation’s Proxy Voting and Governance Committee (the “PVGC”) which are applied to those client accounts over which it has been delegated the authority to vote proxies. Under this policy, the PVGC permits member firms (such as Mellon Capital) to consider specific interests and issues and cast votes differently from the collective vote of the PVGC where Mellon Capital determines that a different vote is in the best interests of the affected account(s). In voting proxies, Mellon Capital takes into account long-term economic value in evaluating issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon Capital will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues. Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through its participation in the PVGC, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon Capital’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the PVGC, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the PVGC for discussion and vote. Additionally, the PVGC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PVGC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PVGC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PVGC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

All Voya IM Managed Funds. The Trust has adopted as its proxy voting policies for each Voya IM Managed Fund the proxy voting guidelines of Voya IM. Voya IM, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of a Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

WISDOMTREE INDEX DESCRIPTION

A description of each WisdomTree Index on which a Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index, including the components and weightings of the Indexes, as well as the Index methodology, which contains the rules that govern inclusion and weighting in each of the Indexes, is available at www.wisdomtree.com under “WisdomTree Resources” in the Resource Library.

Dynamic Currency Hedging Quantitative Signals. WisdomTree Investments has entered into a licensing agreement with Record Currency Management Limited (“Record”) to provide rules-based signals used to determine the Index’s dynamic currency hedge ratio on a monthly basis. The Dynamic Hedged Equity Funds are not sponsored, endorsed, sold or promoted by Record. Record has licensed certain rights to WisdomTree Investments, as the index provider to the Dynamic Hedged Equity Funds, and Record is providing no investment advice to the Funds or their Advisers. Record makes no representation or warranty, expressed or implied, to the owners of a Fund regarding any associated risks or the advisability of investing in the Fund.

Annual Index Screening/Rebalance Dates.

All Equity Funds, except Alternative ETFs. Each Index is “rebalanced” or “reconstituted” on an annual basis. New securities are added to the Index only on the annual screening date. The annual screening date of the Dynamic Currency Hedged Equity Indexes takes place after the close of trading on the last trading day in June of each year. The annual screening date of the Emerging Markets Dividend Index, Global ex-Mexico Equity Index, Global SmallCap Dividend Index and the Global Hedged SmallCap Dividend Index

takes place after the close of trading on the last trading day in September of each year. The annual screening date of the U.S. Equity Indexes and the Strong Dollar Emerging Markets Equity Index takes place after the close of trading on the last trading day in February of each year. The annual screening date of the Europe Domestic Economy Index takes place after the close of trading on the last trading day in May of each year.

Alternative ETFs. The stocks within each Index’s Long Equity Basket are reconstituted and rebalanced on a quarterly basis. The quarterly screening date of each Index takes place in March, June, September and December of each year. The amount of exposure to each Index’s Short Equity Basket is reset on a monthly basis; however, the stocks within the Index’s Short Equity Basket are reconstituted and rebalanced annually.

Fixed Income Funds. The Fundamental U.S. High Yield Corporate Bond Index and the Fundamental U.S. Short-Term High Yield Corporate Bond Index are “rebalanced” or “reconstituted” on a semi-annual basis on the last business days of May and November. New securities are added to the Index only during the semi-annual rebalance. The Fundamental U.S. Corporate Bond Index and the Fundamental U.S. Short-Term Corporate Bond Index are rebalanced on a quarterly basis on the last business days of February, May, August and November. New securities are added to the Index only during the quarterly rebalance.

All Funds. During the rebalance on the annual, semi-annual, or quarterly screening date, as applicable, securities are screened to determine whether they comply with WisdomTree’s proprietary Index methodology and are eligible to be included in the Index. This date is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet Index requirements are added to the Index, and securities that do not meet such requirements are dropped from the Index. In response to market conditions, security, country and sector weights may fluctuate above or below a specified cap between Index screening dates.

The approximate number of components of each Index is disclosed herein as of September 30, 2017.

Name of WisdomTree Index*	Approximate Number of Components
WisdomTree Dynamic Currency Hedged Europe Equity Index	437
WisdomTree Dynamic Currency Hedged International Equity Index	2,679
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index	299
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	1,594
WisdomTree Dynamic Currency Hedged Japan Equity Index	1,141
WisdomTree Emerging Markets Dividend Index	1,317
WisdomTree Europe Domestic Economy Index	258
WisdomTree Global ex-Mexico Equity Index	1,982
WisdomTree Global Hedged SmallCap Dividend Index	962
WisdomTree Global SmallCap Dividend Index	962
WisdomTree Strong Dollar Emerging Markets Equity Index	164
WisdomTree U.S. Domestic Economy Index	289
WisdomTree U.S. Export and Multinational Index	182
WisdomTree Fundamental U.S. Corporate Bond Index	3,060
WisdomTree Fundamental U.S. High Yield Corporate Bond Index	392
WisdomTree Fundamental U.S. Short-term Corporate Bond Index	1,148
WisdomTree Fundamental U.S. Short-term High Yield Corporate Bond Index	170
WisdomTree Dynamic Bearish U.S. Equity Index	2
WisdomTree Dynamic Long/Short U.S. Equity Index	2

*	Funds not listed in the table above had not commenced operations as of the date of this SAI.

International Equity ETFs – Applying the Calculated Volume Factor Adjustment. After applying the initial Index eligibility criteria screens and weighting scheme, each Index component’s “calculated volume factor” is determined for each International Equity Index. The calculated volume factor is the security’s average daily dollar trading volume for the three months preceding the Index screening date divided by the security’s weight in the Index. If a component security’s calculated volume factor is:

(i)	at least $400 million, the security is included in the Index and its weight in the Index is not reduced.

(ii)	less than $200 million and the security was not in the Index immediately prior to the Index screening date, the security is deleted from the Index and its weight is allocated pro rata among the remaining component securities. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $100 million, the security is deleted from the Index. Accordingly, 2% of the Index’s weight would be reallocated among the other Index components on a pro rata basis.

(iii)	less than $200 million and the security was in the Index immediately prior to the Index screening date, the security’s weight in the Index will be reduced in the manner described in (iv) below.

(iv)	$200 million or more, but less than $400 million, the security’s weight in the Index will be reduced. The component security’s reduced weight is calculated by dividing its calculated volume factor by $400 million and multiplying this fraction by the company’s weight. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $300 million, the security’s weight in the Index is reduced to 1.5% (i.e., the outcome of dividing $300 million by $400 million and multiplying by 2%). The reduction in weight is reallocated pro rata among the other component securities in the Index. Accordingly, 0.5% of the Index’s weight would be reallocated among the other Index components on a pro rata basis.

In response to market conditions and volume factor adjustments, security, country, and sector weights may fluctuate above or below a specified cap between annual Index screening dates.

Index Maintenance. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, stock dividends, spin-offs, corporate restructurings and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. To the extent reasonably practicable, such changes will be announced at least two days prior to their implementation.

For each Index, should any company achieve a weighting equal to or greater than 24% of the Index, its weighting will be reduced at the close of the current calendar quarter, and other components in the Index will be rebalanced. Moreover, for each Index, should the collective weight of Index component securities whose individual current weights equal or exceed 5% of an Index, when added together, exceed 50% of such Index, the weightings in those component securities will be reduced so that their collective weight equals 40% of the Index as of the close of the current calendar quarter, and other components in the Index will be rebalanced.

Index Availability. Although U.S. and European WisdomTree Indexes are calculated and disseminated throughout each day the Listing Exchange is open for trading, all Global, International, Emerging Markets, and Asia Pacific Funds’ Indexes are calculated only on an end-of-day basis due to differences in time zone and the fact that these markets are not open during the Listing Exchanges’ market hours.

Changes to the Index Methodology. The WisdomTree Indexes are governed by published, rules-based methodologies. Changes to a methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation. Sixty days’ notice will be given prior to the implementation of any such change.

Index Calculation Agent. In order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as Index provider and investment adviser to the Funds, WisdomTree Investments has retained an unaffiliated third party to calculate each Index (the “Calculation Agent”). The Calculation Agent, using the applicable rules-based methodology, will calculate and disseminate the Indexes on a daily basis. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Indexes are being calculated in accordance with the applicable rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Indexes from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds’ portfolio strategies.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index without a shareholder vote provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act.

This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The following investment policy is not fundamental and may be changed without shareholder approval. Prior to any change in the Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

Each applicable Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name. If, subsequent to an investment, the 80% requirement is no longer met, such Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree Investments, the parent company of WisdomTree Asset Management (the “Selling Shareholder”), may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, may purchase shares from broker-dealers or other investors that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

∎	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

∎	privately negotiated transactions;

∎	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and

∎	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Funds that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Funds being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the

Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Advisers provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and relevant Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, New York 10167.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (83.3%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years

Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005 – present; President, 2005 –present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005.	90	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014 –present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	90	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg** (1945)	Trustee, 2012 –present	Retired. Previously, attorney, Of Counsel from 2014-2017 at Stroock & Stroock & Lavan LLP (“Stroock”); Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	90	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006 –present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	90	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014 –present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	90	Associate Alumnae of Douglass College, Member of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006 –present; Chairman of the Board, 2006 –present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	90	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005 – present; Trustee, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005.	90

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years

David Castano***** (1971)	Treasurer, 2013 – present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	90

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012 – present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	90

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013 – present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	90

Sarah English***** (1977)	Assistant Secretary, 2013 – present	Counsel, WisdomTree Asset Management since 2010; Attorney, NYFIX, Inc. 2006 to 2009.	90

Clint Martin***** (1977)	Assistant Treasurer, 2015 – present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	90

*	Chair of the Audit Committee.
**	Chair of the Contracts Review Committee.
***	Chair of the Governance and Nominating Committee.
****	Chair of the Investment Committee.
*****	Elected by and serves at the pleasure of the Board.
+	As of October 30, 2017.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended June 30, 2017, the Audit Committee held seven meetings.

Governance, Nominating and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating and Compliance Committee. The principal responsibilities of the Governance, Nominating and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent

Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Funds and their service providers as reported to the Board. While the Governance, Nominating and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating and Compliance Committee. During the fiscal year ended June 30, 2017, the Governance, Nominating and Compliance Committee held four meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. On March 12, 2014, the Board created the Contracts Review Committee. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended June 30, 2017, the Contracts Review Committee held four meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine and provide recommendations to the Board as needed in respect of the foregoing matters. On December 11, 2015, the Board created the Investment Committee. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended June 30, 2017, the Investment Committee held five meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Jonathan L. Steinberg	N/A	None	Over $100,000

Independent Trustees
David G. Chrencik	N/A	None	Over $100,000

Joel H. Goldberg	N/A	None	Over $100,000

Toni M. Massaro	WisdomTree Dynamic Long/Short U.S. Equity Fund	$10,001 – $50,000	Over $100,000

Melinda A. Raso Kirstein	WisdomTree Dynamic Long/Short U.S. Equity Fund	$10,001 – $50,000	Over $100,000

Victor Ugolyn	N/A	None	$50,001 - $100,000

*	These values are based on the Trustees’ ownership as of December 31, 2016.

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended June 30, 2017.

Name of Interested Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
Jonathan Steinberg	$0	None	None	$0

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
David G. Chrencik	$305,800	None	None	$305,800
Joel Goldberg	$305,800	None	None	$305,800
Toni Massaro	$305,800	None	None	$305,800
Melinda A. Raso Kirstein	$305,800	None	None	$305,800
Victor Ugolyn	$417,000	None	None	$417,000

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of September 30, 2017, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Dynamic Currency Hedged Europe Equity Fund	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	43.37%

	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	37.50%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.95%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Dynamic Currency Hedged International Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.99%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	23.81%
	State Street Bank And Trust Company 1776 Heritage Drive North Quincy, MA 02171	11.97%
	U.S. Bank N.A./ETF 425 Walnut Street Cincinnati, OH 45202	9.75%

	Northern Trust Company (The) 50 South LaSalle Street Chicago, IL 60675	9.00%
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	33.80%
	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	28.15%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.22%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.99%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.39%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.67%
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	64.99%

	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	29.99%
WisdomTree Dynamic Currency Hedged Japan Equity Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	84.11%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.33%
WisdomTree Emerging Markets Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	50.80%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.70%

	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	13.32%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Europe Domestic Economy Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.53%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.69%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.62%
	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	8.30%
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	7.60%
	Desjardins Securities Inc. 1170 Rue Peel, Bureau 300 Montreal, QC H3B 0A9, Canada	7.00%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	6.74%
WisdomTree Global Hedged SmallCap Dividend Fund	Trustmark National Bank 248 East Capitol Street Jackson, MS 39205	58.04%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	36.84%
WisdomTree Global SmallCap Dividend Fund	State Street Bank And Trust Company 1776 Heritage Drive North Quincy, MA 02171	83.15%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.20%
WisdomTree Strong Dollar Emerging Markets Equity Fund	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	46.01%
	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	32.18%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	15.12%
WisdomTree U.S. Domestic Economy Fund	Northern Trust Company (The) 50 South LaSalle Street Chicago, IL 60675	15.39%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	13.39%

Fund Name	Participant Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.70%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	9.24%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.49%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.06%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	6.32%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.32%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.03%
WisdomTree U.S. Export and Multinational Fund	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	57.27%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	20.00%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.14%
WisdomTree Fundamental U.S. Corporate Bond Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	81.06%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	11.89%
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	71.68%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.21%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.15%
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	74.32%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.64%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.41%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	54.98%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	26.32%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.58%
WisdomTree Dynamic Bearish U.S. Equity Fund	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	23.34%

	RBC Capital Markets Corporation 200 Vesey Street New York, NY 10281	16.68%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.67%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.81%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.43%

	Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor Greenwich, CT 06830	7.00%
WisdomTree Dynamic Long/Short U.S. Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.76%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	10.59%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.10%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.37%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.18%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.44%

Certain officers, employees, accounts or affiliates of WisdomTree Asset Management (such as WisdomTree Investments, 245 Park Avenue, 35th Floor, New York, NY), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of a Fund, to facilitate a Fund’s achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control that Fund (i.e., own greater than 25% of that Fund’s shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of that Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements, which could negatively impact that Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 245 Park Avenue, 35th Floor, New York, New York 10167.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also provides proactive oversight of the Sub-Advisers’ daily monitoring of the Sub-Advisers’ buying and selling of securities for each Fund, and regular review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

∎	Overseeing the Trust’s insurance program;

∎	Overseeing and coordinating all governance matters for the Trust;

∎	Coordinating meetings of the Board of Trustees;

∎	Devoting time and resources to maintaining an efficient market for each Fund’s shares;

∎	Coordinating with outside counsel on all Trust related legal matters;

∎	Coordinating the preparation of the Trust’s financial statements;

∎	Coordinating all regulatory filings and shareholder reporting;

∎	Overseeing each Fund’s tax status and tax filings;

∎	Maintaining and updating a website for certain required disclosures; and

∎	Providing shareholders with additional information about the Funds.

Each Fund pays WisdomTree Asset Management the Management Fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Name of Fund*	Management Fee
Dynamic Currency Hedged Europe Equity Fund	0.48%[1]
Dynamic Currency Hedged International Equity Fund	0.40%[2]
Dynamic Currency Hedged International Quality Dividend Growth	0.58%[3]
Dynamic Currency Hedged International SmallCap Equity Fund	0.48%[1]
Dynamic Currency Hedged Japan Equity Fund	0.48%[1]
Emerging Markets Dividend Fund	0.32%
Europe Domestic Economy Fund	0.58%[4]
Global ex-Mexico Equity Fund	0.35%[5]
Global Hedged SmallCap Dividend Fund	0.43%[6]
Global SmallCap Dividend Fund	0.43%
Strong Dollar Emerging Markets Equity Fund	0.58%[7]
U.S. Domestic Economy Fund	0.33%
U.S. Export and Multinational Fund	0.33%
Fundamental U.S. Corporate Bond Fund	0.28%[8]
Fundamental U.S. High Yield Corporate Bond Fund	0.48%[9]
Fundamental U.S. Short-Term Corporate Bond Fund	0.28%[8]
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	0.48%[9]
Dynamic Bearish U.S. Equity Fund	0.53%[4]
Dynamic Long/Short U.S. Equity Fund	0.53%[4]

*	Funds not listed in the table above had not commenced operations as of the date of this SAI.
(1)	The Adviser has contractually agreed to limit the Management Fee to 0.43% through October 31, 2018, unless earlier terminated by the Board for any reason at any time.
(2)	The Adviser has contractually agreed to limit the Management Fee to 0.35% through October 31, 2018, unless earlier terminated by the Board for any reason at any time.

(3)	The Adviser has contractually agreed to waive a portion of its Management Fee in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund, as defined below, as well as an additional 0.10%, through October 31, 2018, unless earlier terminated by the Board for any reason at any time.
(4)	The Adviser has contractually agreed to limit the Management Fee to 0.48% through October 31, 2018, unless earlier terminated by the Board for any reason at any time.
(5)	The Adviser has contractually agreed to limit the Management Fee to 0.30% through February 2, 2020, unless earlier terminated by the Board for any reason at any time.
(6)	The Adviser has contractually agreed to waive a portion of its Management Fee in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund through October 31, 2018, unless earlier terminated by the Board for any reason at any time.
(7)	The Adviser has contractually agreed to limit the Management Fee to 0.32% through October 31, 2018, unless earlier terminated by the Board for any reason at any time.
(8)	The Adviser has contractually agreed to limit the Management Fee to 0.18% through October 31, 2018, unless earlier terminated by the Board for any reason at any time.
(9)	The Adviser has contractually agreed to limit the Management Fee to 0.38% through October 31, 2018, unless earlier terminated by the Board for any reason at any time.

Pursuant to an investment advisory agreement on behalf of the Funds, WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the New Investment Advisory Agreement Funds may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

For the following period, the Adviser received the following fees:

		For the Year Ended June 30, 2017			For the Period Ended June 30, 2016
Name*	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
Dynamic Currency Hedged Europe Equity Fund	1/7/16	$18,414	$(1,918)	$16,496	$10,017	$(1,043)	$8,974
Dynamic Currency Hedged International Equity Fund	1/7/16	1,328,928	(166,116)	1,162,812	182,073	(22,759)	159,314
Dynamic Currency Hedged International Quality Dividend Growth Fund	11/3/16	8,239	(6,818)	1,421	N/A	N/A	N/A
Dynamic Currency Hedged International SmallCap Equity Fund	1/7/16	9,203	(959)	8,244	5,660	(590)	5,070
Dynamic Currency Hedged Japan Equity Fund	1/7/16	21,080	(2,196)	18,884	9,583	(998)	8,585
Emerging Markets Dividend Fund	4/7/16	20,319	—	20,319	1,854	—	1,854
Europe Domestic Economy Fund	10/29/15	17,513	(3,020)	14,493	13,532	(2,333)	11,199
Global ex-Mexico Equity Fund	2/10/17	9,228	(1,318)	7,910	65,771	(65,771)	—
Global Hedged SmallCap Dividend Fund	11/19/15	104,930	(104,930)	—	N/A	N/A	N/A
Global SmallCap Dividend Fund	11/12/15	115,890	—	115,890	68,095	—	68,095
Strong Dollar Emerging Markets Equity Fund	10/29/15	49,643	(40)	49,603	19,775	—	19,775
U.S. Domestic Economy Fund	7/21/15	5,107	—	5,107	5,019	—	5,019
U.S. Export and Multinational Fund	7/21/15	4,101	—	4,101	4,857	—	4,857
Fundamental U.S. Corporate Bond Fund	4/27/16	13,931	(4,976)	8,955	2,529	(903)	1,626
Fundamental U.S. High Yield Corporate Bond Fund	4/27/16	24,970	(5,202)	19,768	4,347	(906)	3,441
Fundamental U.S. Short-Term Corporate Bond Fund	4/27/16	13,985	(4,995)	8,990	2,525	(902)	1,623
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	4/27/16	24,690	(5,144)	19,546	4,348	(906)	3,442
Dynamic Bearish U.S. Equity Fund	12/23/15	26,100	(2,462)	23,638	27,816	(2,624)	25,192
Dynamic Long/Short U.S. Equity Fund	12/23/15	158,162	(14,921)	143,241	23,340	(2,202)	21,138

*	Funds not listed in the table above had not commenced operations as of June 30, 2017.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisers. BNY Mellon Asset Management North America Corporation serves as sub-adviser to, and is responsible for the day-to-day management of the Equity Funds. Mellon Capital, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon, a publicly traded financial holding company. Mellon Capital manages each Equity Fund’s portfolio investments and places orders to buy and sell each Equity Fund’s portfolio investments. WisdomTree Asset Management pays Mellon Capital for providing sub-advisory services to the Equity Funds.

Mellon Capital believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon Capital from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Equity Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. Each Equity Fund is managed by Mellon Capital’s Equity Portfolio Management team. The individual members of the team responsible for the day-to-day management of each Fund’s portfolio are Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Including the WisdomTree ETFs, as of September 30, 2017, the Mellon Capital’s Index Fund Management team managed 128 registered investment companies with approximately $106 billion in assets; 103 pooled investment vehicles with approximately $89 billion in assets and 129 other accounts with approximately $99 billion in assets.

Portfolio Manager Fund Ownership. As of June 30, 2017, none of the portfolio managers owned shares of the Equity Funds.

Portfolio Manager Compensation. The primary objectives of the Mellon Capital compensation plans are to:

∎	Motivate and reward superior investment and business performance

∎	Motivate and reward continued growth and profitability

∎	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

∎	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees’ experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon

Capital’s financial performance. The performance period under which annual incentive opportunities are earned covers the January 1 through December 31st calendar year. The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s Portfolio Managers responsible for managing funds are paid by Mellon Capital and not by the funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of funds and other accounts. Fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Voya Investment Management Co., LLC serves as sub-adviser and is responsible for the day-to-day management of the Fixed Income Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.), a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Fixed Income Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fixed Income Funds.

The Sub-Adviser believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent the Sub-Adviser from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement with respect to the Fixed Income Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without any penalty, by (i) vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on not more than sixty (60) days’ written notice to the Sub-Adviser, (ii) WisdomTree Asset Management or the Sub-Adviser for cause on at least sixty (60) days’ written notice to the other party, and (iii) WisdomTree Asset Management or the Sub-Adviser on at least 120 days’ written notice to the other party prior to any annual renewal term. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. The Fundamental U.S. Corporate Bond Fund and Fundamental U.S. Short-Term Corporate Bond Fund 2 are managed by Voya IM’s Investment Grade Credit Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Travis King, Anil Katarya, and Kurt Kringelis.

The Fundamental U.S. High Yield Corporate Bond Fund and Fundamental U.S. Short-Term High Yield Corporate Bond Fund are managed by Voya IM’s High Yield Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Randall Parrish and Rick Cumberledge.

As of June 30, 2017, the Voya Investment Grade Credit team managed five registered investment companies totaling $1,870 million in assets and approximately $46 billion in other investment vehicles.

As of June 30, 2017, the Voya High Yield team managed four registered investment companies totaling $1.2 billion in assets and approximately $2.5 billion in other investment vehicles.

Portfolio Manager Fund Ownership. As of June 30, 2017, none of the portfolio managers owned shares of the Fixed Income Funds.

Portfolio Manager Compensation. The firm’s compensation philosophy is to pay for performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain aligned to the market.

Key investment professionals are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in the firm’s long-term compensation program.

The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM include a review of firm profitability, team performance and the Investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment. In addition, if an employee’s fixed base salary compensation exceeds a particular threshold, the employee may participate in Voya Financial’s deferred compensation plan.

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Awards are based on the current year’s performance as defined by the Voya Financial long term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM Mutual Funds. Awards are subject to a time based vesting schedule.

Description of Material Conflicts of Interest – Mellon Capital.

Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, Mellon Capital or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon Capital and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon Capital’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon Capital may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon Capital client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon Capital has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Mellon Capital’s adherence to such policies and procedures.

Performance Fees. The portfolio managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or your investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a portfolio manager’s simultaneous management of multiple types of client accounts/investment products. For example, the portfolio managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The portfolio managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the portfolio managers. Below is a discussion of the conflicts that the portfolio managers face when engaging in side-by-side management and how they deal with them. Note that certain of Mellon Capital’s employees are also officers or employees of one or more Mellon Capital’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the portfolio managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that portfolio managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, portfolio managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the portfolio managers’ clients’ accounts. In those cases where portfolio managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which portfolio managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, portfolio managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio managers have a financial incentive to favor accounts with performance-based fees because they (and Mellon Capital’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, portfolio managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio managers perform investment advisory services for various clients. Portfolio managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the portfolio managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, the portfolio managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, portfolio managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The portfolio manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the portfolio manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants portfolio managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The portfolio managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The portfolio managers, and Mellon Capital’s existing and future employees may from time to time invest in products managed by Mellon Capital and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by Mellon Capital, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The portfolio managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of Mellon Capital’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where Mellon Capital is involved in the determination of the valuation of an investment. In such circumstances, Mellon Capital requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, Mellon Capital then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, Mellon Capital has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, portfolio managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the portfolio managers. For example, portfolio managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon Capital and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the portfolio manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, portfolio managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon Capital client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon Capital has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming Mellon Capital’s adherence to such policies and procedures.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Codes of Ethics. The Trust, the Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the SEC.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for each Fund. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of a WisdomTree Fund. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. State Street also serves as the Funds’ securities lending agent. As compensation for providing such services, State Street receives a portion of the income earned by the Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Distributor. Foreside Fund Services, LLC serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, for other activities, such as marketing and educational training or support, or for data or platform access. In addition, WisdomTree Asset Management and E*Trade Securities LLC (“ETS”) have entered into an agreement whereby ETS has agreed not to charge its customers any transaction fee or brokerage commission for the purchase of shares of applicable Funds made through ETS’s distribution system (the “ETS fee waiver”) and to disclose that such Funds are sold with the ETS fee waiver, and WisdomTree Asset Management has agreed to pay ETS during the term of the agreement an amount based on net purchases and sales of such Funds in the ETS distribution system. WisdomTree Asset Management has also agreed to make payments to Charles Schwab & Co., Inc. and TD Ameritrade, Inc. for the services described above including education costs and administrative costs with respect to applicable Funds made available and/or sold through the applicable platform. These arrangements are not financed by the Funds, and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

The Sub-Adviser assumes general supervision over placing orders on behalf of each Fund that it sub-advises for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal year or fiscal period ended June 30, 2017.

Name*	Commissions Paid for Fiscal Year Ended June 30, 2017	Commissions Paid for Fiscal Period Ended June 30, 2016
Dynamic Currency Hedged Europe Equity Fund	$372	$799
Dynamic Currency Hedged International Equity Fund	70,340	26,453
Dynamic Currency Hedged International Quality Dividend Growth Fund	65	N/A
Dynamic Currency Hedged International SmallCap Equity Fund	1,501	951
Dynamic Currency Hedged Japan Equity Fund	577	738
Emerging Markets Dividend Fund	4,142	934
Europe Domestic Economy Fund	291	572
Global ex-Mexico Equity Fund	1,556	N/A
Global Hedged SmallCap Dividend Fund	362	711
Global SmallCap Dividend Fund	10,373	3,001
Strong Dollar Emerging Markets Equity Fund	8,629	8,829
U.S. Domestic Economy Fund	42	49
U.S. Export and Multinational Fund	38	38
Fundamental U.S. Corporate Bond Fund	—	—
Fundamental U.S. High Yield Corporate Bond Fund	—	—
Fundamental U.S. Short-Term Corporate Bond Fund	—	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	—	—

Name*	Commissions Paid for Fiscal Year Ended June 30, 2017	Commissions Paid for Fiscal Period Ended June 30, 2016
Dynamic Bearish U.S. Equity Fund	1,284	728
Dynamic Long/Short U.S. Equity Fund	8,918	914

*	Funds not listed in the table above had not commenced operations as of June 30, 2017.

Affiliated Brokers

During the fiscal period ended June 30, 2017, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal period ended June 30, 2017, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of June 30, 2017.

Name of Fund*	Name of Broker or Dealer	Aggregate Value of Holdings as of June 30, 2017
WisdomTree Dynamic Currency Hedged Europe Equity Fund	None
WisdomTree Dynamic Currency Hedged International Equity Fund	HSBC Securities Inc.	$7,078,931
	Credit Suisse Group AG	1,134,982
	Barclays Capital, Inc.	787,958
	Macquarie Group Ltd.	756,906
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	None
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	None
WisdomTree Dynamic Currency Hedged Japan Equity Fund	None
WisdomTree Emerging Markets Dividend Fund	Barclays Capital, Inc.	29,392
	Macquarie Group Ltd.	7,737
WisdomTree Europe Domestic Economy Fund	None
WisdomTree Global ex-Mexico Equity Fund	JPMorgan Chase & Co.	388,998
	Merrill Lynch & Co., Inc.	313,949
	Wells Fargo & Co.	311,626
	Citigroup, Inc.	240,166
	HSBC Securities Inc.	226,909
	Morgan Stanley	165,269
	Goldman Sachs Group, Inc. (The)	101,186
	Barclays Capital, Inc.	71,347
	Macquarie Group Ltd.	70,939
	Credit Suisse Group AG	70,671
	MarketAxess Corp.	15,083
WisdomTree Global Hedged SmallCap Dividend Fund	None
WisdomTree Global SmallCap Dividend Fund	None
WisdomTree Strong Dollar Emerging Markets Equity Fund	None
WisdomTree U.S. Domestic Economy Fund	Wells Fargo & Co.	78,294
	Merrill Lynch & Co., Inc.	70,475
	Macquarie Group Ltd.	784
	MarketAxess Corp.	603
WisdomTree U.S. Export and Multinational Fund	Citigroup, Inc.	34,711
	Goldman Sachs Group, Inc. (The)	15,533
	Morgan Stanley	618
WisdomTree Fundamental U.S. Corporate Bond Fund	Citigroup, Inc.	240,427
	Merrill Lynch & Co., Inc.	195,056
	Morgan Stanley	160,880
	Goldman Sachs Group, Inc. (The)	131,400
	HSBC Securities Inc.	107,542
	Wells Fargo & Co.	74,857
	JPMorgan Chase & Co.	61,497

Name of Fund*	Name of Broker or Dealer	Aggregate Value of Holdings as of June 30, 2017
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund	None
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund	Citigroup, Inc.	240,832
	JPMorgan Chase & Co.	238,864
	Merrill Lynch & Co., Inc.	186,813
	Morgan Stanley	133,407
	Goldman Sachs Group, Inc. (The)	118,439
	HSBC Securities Inc.	100,626
	Wells Fargo & Co.	56,082
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund	None
WisdomTree Dynamic Bearish U.S. Equity Fund	None
WisdomTree Dynamic Long/Short U.S. Equity Fund	None

*	Funds not listed in the table above had not commenced operations as of June 30, 2017.

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal year or fiscal period ended June 30, 2017.

Name*	Portfolio Turnover Rate for Fiscal Year Ended June 30, 2017	Portfolio Turnover Rate for Fiscal Period Ended June 30, 2016
Dynamic Currency Hedged Europe Equity Fund	12%	25%
Dynamic Currency Hedged International Equity Fund	27	28
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	4	n/a**
Dynamic Currency Hedged International SmallCap Equity Fund	75	50
Dynamic Currency Hedged Japan Equity Fund	15	22
Emerging Markets Dividend Fund	15	4
Europe Domestic Economy Fund	12	22
WisdomTree Global ex-Mexico Equity Fund	2	n/a***
Global Hedged SmallCap Dividend Fund	3	3
Global SmallCap Dividend Fund	33	8
Strong Dollar Emerging Markets Equity Fund	51	74
U.S. Domestic Economy Fund	40	23
U.S. Export and Multinational Fund	57	21
Fundamental U.S. Corporate Bond Fund	45	3
Fundamental U.S. High Yield Corporate Bond Fund	51	0
Fundamental U.S. Short-Term Corporate Bond Fund	38	14
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	69	0
Dynamic Bearish U.S. Equity Fund	153	4
Dynamic Long/Short U.S. Equity Fund	126	70

*	Funds not listed in the table above had not commenced operations as of June 30, 2017.
**	The Dynamic Currency Hedged International Quality Dividend Growth Fund commenced operations on November 3, 2016 and, therefore, did not have a portfolio turnover rate for the fiscal year ended June 30, 2016.
***	The Global ex-Mexico Equity Fund commenced operations on February 10, 2017 and, therefore, did not have a portfolio turnover rate for the fiscal year ended June 30, 2016.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds”. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds within the Trust vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a portfolio of securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Fund or Advisers may permit or require the submission of a basket of securities and other instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars or non-U.S. currency (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s Underlying Index and other factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to State Street and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach State Street and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or State Street to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the second Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus two Business Days (i.e., days on which the NYSE is open) (“T+2”). In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, State Street or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on investors purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for each Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Investors purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will investors doing so through the NSCC process. Also, investors who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the standard and maximum creation and redemption Transaction Fee for each of the Funds. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
DDEZ	Dynamic Currency Hedged Europe Equity Fund	$2,500	$10,000
DDWM	Dynamic Currency Hedged International Equity Fund	$5,500	$22,000
DHDG	Dynamic Currency Hedged International Quality Dividend Growth Fund	$100	$7,200
DDLS	Dynamic Currency Hedged International SmallCap Equity Fund	$7,000	$28,000
DDJP	Dynamic Currency Hedged Japan Equity Fund	$3,250	$13,000
DVEM	Emerging Markets Dividend Fund	$7,000	$28,000
EDOM	Europe Domestic Economy Fund	$2,100	$8,400
XMX	Global ex-Mexico Equity Fund	$3,250	$13,000
HGSD	Global Hedged SmallCap Dividend Fund	$100	$18,400
GSD	Global SmallCap Dividend Fund	$4,600	$18,400
EMSD	Strong Dollar Emerging Markets Equity Fund	$2,900	$11,600
WUSA	U.S. Domestic Economy Fund	$650	$2,600
WEXP	U.S. Export and Multinational Fund	$650	$2,600
WFIG	Fundamental U.S. Corporate Bond Fund	$250	$1,000
WFHY	Fundamental U.S. High Yield Corporate Bond Fund	$250	$1,000
SFIG	Fundamental U.S. Short-Term Corporate Bond Fund	$250	$1,000
SFHY	Fundamental U.S. Short-Term High Yield Corporate Bond Fund	$250	$1,000
DYB	Dynamic Bearish U.S. Equity Fund	$400	$1,600
DYLS	Dynamic Long/Short U.S. Equity Fund	$400	$1,600

*	Each Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits.

Placement of Redemption Orders for Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than instructed, which is typically one day after Transmittal Date (presuming T+2 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by State Street and marked-to-market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

A Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+2. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself and/or the convertibility or repatriation of the local proceeds associated therewith), could impede a Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices could affect the accuracy of information set forth herein.

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar year 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2018
Country	Trade Date	Settlement Date	Number of Days to Settle
Brazil	02/07/18	02/15/18	8
	02/08/18	02/16/18	8
	02/09/18	02/19/18	10

China	02/12/18	02/22/18	10
	02/13/18	02/23/18	10
	02/14/18	02/26/18	12
	09/26/18	10/08/18	12
	09/27/18	10/09/18	12
	09/28/18	10/10/18	12

Indonesia	06/08/18	06/20/18	12
	06/11/18	06/21/18	10
	06/12/18	06/22/18	10

Israel	03/28/18	04/08/18	11
	03/29/18	04/09/18	11
	09/17/18	10/02/18	15
	09/20/18	10/03/18	13

Japan	04/27/18	05/07/18	10

Malawi	01/08/18	01/16/18	8
	01/09/18	01/17/18	8
	01/10/18	01/18/18	8
	01/11/18	01/19/18	8
	01/12/18	01/22/18	10
	02/26/18	03/06/18	8
	02/27/18	03/07/17	8
	02/28/18	03/08/18	8
	03/01/18	03/09/18	8
	03/02/18	03/12/18	10
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/24/18	05/02/18	8
	04/25/18	05/03/18	8
	04/26/18	05/04/18	8

	04/27/18	05/07/18	10
	04/30/18	05/08/18	8
	05/07/18	05/15/18	8
	05/08/18	05/16/18	8
	05/09/18	05/17/18	8
	05/10/18	05/18/18	8
	05/11/18	05/21/18	10
	06/08/18	06/18/18	10
	06/11/18	06/19/18	8
	06/12/18	06/20/18	8
	06/13/18	06/21/18	8
	06/14/18	06/22/18	8
	06/29/18	07/09/18	10
	07/02/18	07/10/18	8
	07/03/18	07/11/18	8
	07/04/18	07/12/18	8
	07/05/18	07/13/18	8
	10/08/18	10/16/18	8
	10/09/18	10/17/18	8
	10/10/18	10/18/18	8
	10/11/18	10/19/18	8
	10/12/18	10/22/18	10
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

Mexico	03/26/18	04/03/18	8
	03/27/18	04/04/18	8
	03/28/18	04/05/18	8

Namibia	03/14/18	03/22/18	8
	03/15/18	03/23/18	8
	03/16/18	03/26/18	10
	03/19/18	03/27/18	8
	03/20/18	03/28/18	8
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/20/18	04/30/18	10
	04/23/18	05/02/18	9
	04/24/18	05/03/18	9
	04/25/18	05/07/18	12
	04/26/18	05/08/18	12
	04/30/18	05/09/18	9
	05/02/18	05/10/18	8
	05/03/18	05/11/18	8
	05/18/18	05/28/18	10
	05/21/18	05/29/18	8
	05/22/18	05/30/18	8
	05/23/18	05/31/18	8
	05/24/18	06/01/18	8
	08/02/18	08/10/18	8
	08/03/18	08/13/18	10
	08/06/18	08/14/18	8

	08/07/18	08/15/18	8
	08/08/18	08/16/18	8
	08/20/18	08/28/18	8
	08/21/18	08/29/18	8
	08/22/18	08/30/18	8
	08/23/18	08/31/18	8
	08/24/18	09/03/18	10
	09/17/18	09/25/18	8
	09/18/18	09/26/18	8
	09/19/18	09/27/18	8
	09/20/18	09/28/18	8
	09/21/18	10/01/18	10
	12/03/18	12/11/18	8
	12/04/18	12/12/18	8
	12/05/18	12/13/18	8
	12/06/18	12/14/18	8
	12/07/18	12/18/18	11
	12/11/18	12/19/18	8
	12/12/18	12/20/18	8
	12/13/18	12/21/18	8
	12/14/18	12/24/18	10
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

Norway	03/26/18	04/03/18	8
	03/27/18	04/04/18	8

Oman	11/13/18	11/21/18	8
	11/14/18	11/22/18	8
	11/15/18	11/25/18	10

Qatar	06/12/18	06/20/18	8
	06/13/18	06/21/18	8
	06/14/18	06/24/18	10
	08/16/18	08/26/18	10
	08/19/18	08/27/18	8
	08/20/18	08/28/18	8

South Africa	03/14/18	03/22/18	8
	03/15/18	03/23/18	8
	03/16/18	03/26/18	10
	03/19/18	03/27/18	8
	03/20/18	03/28/18	8
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/20/18	04/30/18	10
	04/23/18	05/02/18	9
	04/24/18	05/03/18	9
	04/25/18	05/04/18	9
	04/26/18	05/07/18	11
	04/30/18	05/08/18	8

	08/02/18	08/10/18	8
	08/03/18	08/13/18	10
	08/06/18	08/14/18	8
	08/07/18	08/15/18	8
	08/08/18	08/16/18	8
	09/17/18	09/25/18	8
	09/18/18	09/26/18	8
	09/19/18	09/27/18	8
	09/20/18	09/28/18	8
	09/21/18	10/01/18	10
	12/10/18	12/18/18	8
	12/11/18	12/19/18	8
	12/12/18	12/20/18	8
	12/13/18	12/21/18	8
	12/14/18	12/24/18	10
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

Swaziland	01/02/18	01/10/18	8
	01/03/18	01/11/18	8
	01/04/18	1/12/18	8
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/12/18	04/20/18	8
	04/13/18	04/23/18	10
	04/16/18	04/24/18	8
	04/17/18	04/26/18	9
	04/18/18	04/27/18	9
	04/20/18	04/30/18	10
	04/23/18	05/02/18	9
	04/24/18	05/03/18	9
	04/26/18	05/04/18	8
	04/27/18	05/07/18	10
	04/30/18	05/08/18	8
	05/03/18	05/11/18	8
	05/04/18	05/14/18	10
	05/07/18	05/15/18	8
	05/08/18	05/16/18	8
	05/09/18	05/17/18	8
	07/16/18	07/24/18	8
	07/17/18	07/25/18	8
	07/18/18	07/26/18	8
	07/19/18	07/27/18	8
	07/20/18	07/30/18	10
	08/20/18	08/28/18	8
	08/21/18	08/29/18	8
	08/22/18	08/30/18	8
	08/23/18	08/31/18	8
	08/24/18	09/03/18	10
	08/30/18	09/07/18	8
	08/31/18	09/10/18	10

	09/03/18	09/11/18	8
	09/04/18	09/12/18	8
	09/05/18	09/13/18	8
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

Taiwan	02/09/18	02/21/18	12
	02/12/18	02/22/18	10

Tanzania	12/19/18	12/27/18	8

Thailand	12/26/18	01/03/19	8
	12/27/18	01/04/19	8
	12/28/18	01/07/19	10

Turkey	08/17/18	08/27/18	10
	08/20/18	08/28/18	8

Uganda	01/19/18	01/29/18	10
	01/22/18	01/30/18	8
	01/23/18	01/31/18	8
	01/24/18	02/01/18	8
	01/25/18	02/02/18	8
	02/09/18	02/19/18	10
	02/12/18	02/20/18	8
	02/13/18	02/21/18	8
	02/14/18	02/22/18	8
	02/15/18	02/23/18	8
	03/01/18	03/09/18	8
	03/02/18	03/12/18	10
	03/05/18	03/13/18	8
	03/06/18	03/14/18	8
	03/07/18	03/15/18	8
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/24/18	05/02/18	8
	04/25/18	05/03/18	8
	04/26/18	05/04/18	8
	04/27/18	05/07/18	10
	04/30/18	05/08/18	8
	06/08/18	06/18/18	10
	06/11/18	06/19/18	8
	06/12/18	06/20/18	8
	06/13/18	06/21/18	8
	06/14/18	06/22/18	8
	08/14/18	08/22/18	8
	08/15/18	08/23/18	8
	08/16/18	08/24/18	8
	08/17/18	08/27/18	10
	08/20/18	08/28/18	8
	10/02/18	10/10/18	8

	10/03/18	10/11/18	8
	10/04/18	10/12/18	8
	10/05/18	10/15/18	10
	10/08/18	10/16/18	8
	11/23/18	12/03/18	10
	11/26/18	12/04/18	8
	11/27/18	12/05/18	8
	11/28/18	12/06/18	8
	11/29/18	12/07/18	8
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

United Arab Emirates	08/19/18	08/27/18	8
	08/20/18	08/28/18	8

Vietnam	02/09/18	02/21/18	12
	02/12/18	02/22/18	10
	02/13/18	02/23/18	10

Zimbabwe	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/11/18	04/19/18	8
	04/12/18	04/20/18	8
	04/13/18	04/23/18	10
	04/16/18	04/24/18	8
	04/17/18	04/25/18	8
	04/24/18	05/02/18	8
	04/25/18	05/03/18	8
	04/26/18	05/04/18	8
	04/27/18	05/07/18	10
	04/30/18	05/08/18	8
	05/18/18	05/28/18	10
	05/21/18	05/29/18	8
	05/22/18	05/30/18	8
	05/23/18	05/31/18	8
	05/24/18	06/01/18	8
	08/07/18	08/16/18	9
	08/08/18	08/17/18	9
	08/09/18	08/20/18	11
	08/10/18	08/21/18	11
	08/13/18	08/22/18	9
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Funds’ shares are generally subject to federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income. To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by a Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The trading strategies of certain Funds, particularly the International Equity ETFs and Fixed Income ETFs, may significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (the “IRS”).

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale and short-sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund’s forward contracts may qualify as so-called “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a “qualified electing fund” under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase a Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Additional Tax Information Concerning REITs. Certain Funds may invest in entities treated as REITs for U.S. federal income tax purposes. A Fund’s investments in REIT equity securities may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools” (“TMPs”). Under certain Treasury guidance, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This guidance provides that excess inclusion income of a RIC, such as a Fund, must generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income (see “Taxes – Tax-Exempt Shareholders” below), and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. No Fund intends to invest a substantial portion of its assets in REITs which generate excess inclusion income.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Units may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, Fund investments generally are valued using market valuations. Each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of the Funds that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund. In addition, each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by its index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, particularly for a Fund holding foreign securities or assets, the value of the securities or other assets in such Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell a Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

The Fixed Income Funds intend to pay out dividends on a monthly basis but in any event no less frequently than annually. The Equity Funds, except the Alternative ETFs, intend to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually. The Alternative ETFs each intend to pay out dividends on an annual basis. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended June 30, 2017 and filed electronically with the SEC, are incorporated by reference and made part of this SAI for the Funds that were operating during the fiscal year ended June 30, 2017. You may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP with offices located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-091-0218